UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04085

Fidelity Income Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2020

This report on Form N-CSR relates solely to the Registrant’s Fidelity GNMA Fund series (a “Fund”).

Item 1.

Reports to Stockholders

Fidelity® GNMA Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® GNMA Fund	4.71%	2.66%	2.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® GNMA Fund on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays GNMA Index performed over the same period.

Period Ending Values
$13,323	Fidelity® GNMA Fund
$13,317	Bloomberg Barclays GNMA Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending July 31, 2020, led by healthy demand for corporate bonds from April through July, as fixed-income markets recovered from a strong sell-off in March related to the spread of the coronavirus. The Bloomberg Barclays U.S. Aggregate Bond Index gained 10.12% for the fiscal year. Early in the period, yields steadied through the end of 2019 and into early January. They then plunged in February, amid robust investor demand for most fixed-income assets – especially U.S. Treasury bonds – as the outbreak and spread of the coronavirus threatened to hamper global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Market intervention by the Fed boosted liquidity and led to a broad rally for fixed-income assets from April through July, prompting many non-U.S. investors to return to U.S. markets. Within the Bloomberg Barclays index, corporate bonds rose 12.44% for the period, topping the 11.84% advance of U.S Treasuries. Conversely, agency mortgage-backed securities (+5.43%) and asset-backed securities (+5.13%) each lagged. Outside the index, U.S. corporate high-yield bonds gained 4.14%, while Treasury Inflation-Protected Securities (TIPS) rose 10.38%.

Comments from Co-Portfolio Managers Franco Castagliuolo and Sean Corcoran:  For the fiscal year, the fund gained 4.71%, roughly in line, net of fees, with the 4.78% advance of the benchmark, the Bloomberg Barclays GNMA Index. In managing the fund, we attempted to exploit market inefficiencies and identify attractively valued securities in accordance with our longer-term strategy. In doing so, we added value by keeping the fund's duration longer than that of the benchmark, meaning the fund benefited more than the GNMA index as market interest rates declined the past year. We also added value through sector allocation. Specifically, our decision to increase the fund's exposure to government mortgage-backed to-be-announced (TBA) securities issued by Fannie Mae and Freddie Mac helped; the Fannie and Freddie securities outperformed GNMAs through period end. In doing so, we increased the cash stake, in case we decide to take delivery on these TBA positions. The cash position also contributed slightly to the fund's relative result. Elsewhere, our use of swaptions to manage the fund's exposure to interest-rate volatility modestly benefited performance versus the benchmark. In contrast, our decision to overweight pools of mortgages with specified pay-ups nicked the relative return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of July 31, 2020

% of fund's investments
0.01 - 0.99%	7.0
1 - 1.99%	0.0
2 - 2.99%	9.3
3 - 3.99%	37.4
4 - 4.99%	18.3
5 - 5.99%	5.4
6 - 6.99%	1.2
7 - 7.99%	0.7
8% and above	1.3

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of July 31, 2020*,**,***
Mortgage Securities	70.3%
CMOs and Other Mortgage Related Securities	20.1%
Short-Term Investments and Net Other Assets (Liabilities)	9.6%

 * GNMA Securities - 63.9%

 ** Futures and Swaps - 24.1%

 *** Written options - (10.9)%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

U.S. Government Agency - Mortgage Securities - 76.6%
	Principal Amount (000s)	Value (000s)
Fannie Mae - 4.2%
12 month U.S. LIBOR + 1.480% 3.375% 7/1/34 (a)(b)	18	19
12 month U.S. LIBOR + 1.490% 3.34% 1/1/35 (a)(b)	102	106
12 month U.S. LIBOR + 1.530% 3.535% 3/1/36 (a)(b)	46	48
12 month U.S. LIBOR + 1.630% 3.568% 3/1/33 (a)(b)	65	67
12 month U.S. LIBOR + 1.640% 3.722% 6/1/47 (a)(b)	93	99
12 month U.S. LIBOR + 1.660% 3.892% 5/1/35 (a)(b)	157	163
12 month U.S. LIBOR + 1.670% 3.534% 11/1/36 (a)(b)	94	98
12 month U.S. LIBOR + 1.710% 4.164% 8/1/35 (a)(b)	179	187
12 month U.S. LIBOR + 1.890% 3.416% 8/1/35 (a)(b)	95	100
6 month U.S. LIBOR + 1.510% 2.756% 2/1/33 (a)(b)	20	20
6 month U.S. LIBOR + 1.530% 3.41% 12/1/34 (a)(b)	22	23
6 month U.S. LIBOR + 1.530% 3.41% 3/1/35 (a)(b)	27	28
6 month U.S. LIBOR + 1.550% 3.317% 10/1/33 (a)(b)	9	10
6 month U.S. LIBOR + 1.550% 3.375% 9/1/33 (a)(b)	244	253
6 month U.S. LIBOR + 1.560% 3.26% 7/1/35 (a)(b)	15	16
U.S. TREASURY 1 YEAR INDEX + 2.190% 3.847% 7/1/36 (a)(b)	62	65
U.S. TREASURY 1 YEAR INDEX + 2.290% 4.261% 10/1/33 (a)(b)	29	30
U.S. TREASURY 1 YEAR INDEX + 2.460% 3.954% 7/1/34 (a)(b)	397	416
U.S. TREASURY 1 YEAR INDEX + 2.460% 3.979% 9/1/34 (a)(b)	240	252
3% 2/1/33 to 7/1/50	110,166	117,588
3.5% 9/1/34 to 4/1/50 (c)	55,464	59,525
3.525% 7/1/42	97	106
8.5% 12/1/27	25	29
9.5% 9/1/30	10	11
		179,259
Freddie Mac - 2.5%
12 month U.S. LIBOR + 1.510% 3.39% 11/1/35 (a)(b)	57	60
12 month U.S. LIBOR + 1.600% 2.6% 7/1/35 (a)(b)	49	51
12 month U.S. LIBOR + 1.860% 3.614% 4/1/36 (a)(b)	58	62
12 month U.S. LIBOR + 1.860% 4.241% 8/1/34 (a)(b)	83	87
12 month U.S. LIBOR + 1.960% 2.85% 6/1/33 (a)(b)	346	364
12 month U.S. LIBOR + 2.050% 4.198% 3/1/33 (a)(b)	2	2
6 month U.S. LIBOR + 1.580% 2.705% 12/1/35 (a)(b)	8	8
6 month U.S. LIBOR + 1.840% 3.526% 10/1/36 (a)(b)	235	246
6 month U.S. LIBOR + 1.860% 3.505% 10/1/35 (a)(b)	133	139
U.S. TREASURY 1 YEAR INDEX + 2.030% 3.164% 6/1/33 (a)(b)	182	191
U.S. TREASURY 1 YEAR INDEX + 2.220% 4.049% 12/1/35 (a)(b)	932	978
U.S. TREASURY 1 YEAR INDEX + 2.260% 3.052% 6/1/33 (a)(b)	280	293
U.S. TREASURY 1 YEAR INDEX + 2.410% 3.877% 3/1/35 (a)(b)	689	720
2.5% 7/1/50	14,956	15,904
3% 4/1/34 to 6/1/50	41,714	44,596
3.5% 4/1/50	41,398	43,806
		107,507
Ginnie Mae - 63.9%
3% 5/15/27 to 7/20/50	440,321	472,270
3.7% 10/15/42	7,525	8,164
4% 5/15/44	2,181	2,397
4.5% 7/15/33 to 4/20/47	128,813	145,081
4.75% 7/15/40	867	979
4.875% 9/15/39 to 12/15/39	5,464	6,232
5.09% 4/15/36 to 11/15/36	4,731	5,432
5.15% 2/15/36 to 4/15/36	463	532
5.2% 7/15/36	60	69
5.25% 4/15/36 to 4/15/37	443	508
5.39% 5/15/36	175	202
5.45% 2/15/37	694	810
5.5% 7/20/24 to 2/20/42	7,138	8,294
5.6% 11/15/36	213	251
5.65% 4/15/37	98	116
5.85% 1/15/37	107	128
6.45% 1/15/32 to 8/15/32	199	232
6.5% 7/15/23 to 1/15/39	5,993	6,961
7% to 7% 4/15/22 to 9/20/34	11,643	13,364
7.25% 9/15/27	32	36
7.5% to 7.5% 9/15/21 to 9/20/32	4,527	5,153
8% 12/15/21 to 9/15/31	1,161	1,314
8.5% 9/15/21 to 2/15/31	136	161
9% to 9% 11/15/20 to 5/15/30	19	20
2.25% 5/20/50	3,862	4,093
2.375% 5/20/50	1,783	1,906
2.5% 3/15/28 to 5/20/50	75,793	80,414
2.5% 8/1/50 (d)	123,600	130,553
2.625% 5/20/50	7,232	7,641
2.75% 5/20/50	2,747	2,902
3% 8/1/50 (d)	15,850	16,760
3.25% 2/20/41 to 7/20/46	2,011	2,105
3.375% 5/20/50	1,060	1,116
3.5% to 3.5% 9/15/26 to 1/20/50 (e)(f)(g)	929,089	1,008,389
3.74% 7/20/42 to 8/20/42	864	943
3.75% 10/20/41 to 7/20/47	24,595	26,437
4% 2/20/33 to 1/20/50	597,563	653,535
4.25% 1/20/46	487	529
5% 6/20/29 to 7/20/48	91,090	102,635
5.35% 4/20/29 to 12/20/30	6,998	7,722
5.75% 9/20/39 to 9/20/40	10,579	12,103
6% to 6% 12/15/23 to 3/15/39	10,271	11,842
7.395% 6/20/25 to 2/20/27	275	304
		2,750,635
Uniform Mortgage Backed Securities - 6.0%
2% 8/1/50 (d)	44,300	45,895
2% 8/1/50 (d)	71,150	73,712
2% 8/1/50 (d)	8,050	8,340
2% 8/1/50 (d)	8,050	8,340
2.5% 8/1/50 (d)	30,300	31,834
3% 8/1/50 (d)	6,350	6,718
3% 8/1/50 (d)	3,650	3,862
3% 8/1/50 (d)	5,750	6,084
3% 8/1/50 (d)	100	106
3.5% 8/1/50 (d)	30,000	31,631
3.5% 8/1/50 (d)	30,000	31,631
3.5% 8/1/50 (d)	10,700	11,282
		259,435
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $3,175,671)		3,296,836

Collateralized Mortgage Obligations - 20.1%
U.S. Government Agency - 20.1%
Fannie Mae:
planned amortization class Series G93-32 Class PJ, 6.75% 9/25/23	$677	$727
Series 2016-3 Class IP, 4% 2/25/46 (h)	38,018	5,067
Series 2016-78 Class IO, 3.5% 11/25/46 (h)	10,159	1,146
Series 2017-74 Class SH, 6.200% - 1 month U.S. LIBOR 6.0284% 10/25/47 (a)(h)(i)	36,773	6,154
Fannie Mae Stripped Mortgage-Backed Securities:
Series 331 Class 12, 6.5% 2/25/33 (a)(h)	177	36
Series 339 Class 5, 5.5% 7/25/33 (h)	226	41
Series 343 Class 16, 5.5% 5/25/34 (h)	202	33
Freddie Mac:
planned amortization class:
Series 2220 Class PD, 8% 3/15/30	465	564
Series 40 Class K, 6.5% 8/17/24	72	78
sequential payer Series 2204 Class N, 7.5% 12/20/29	862	1,035
Series 2018-4763 Class SC, 6.200% - 1 month U.S. LIBOR 6.0253% 8/15/47 (a)(h)(i)	21,209	2,580
Ginnie Mae Series 2011-93 Class SA, 6.660% - 1 month U.S. LIBOR 6.4733% 7/20/41 (a)(h)(i)	13,016	3,068
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 6.5134% 6/16/37 (a)(h)(i)	1,130	278
Series 2008-51 Class FE, 1 month U.S. LIBOR + 0.750% 0.9266% 6/16/38 (a)(b)	261	265
Series 2008-57 Class AF, 1 month U.S. LIBOR + 0.580% 0.7668% 7/20/38 (a)(b)	751	759
Series 2010-130 Class KF, 1 month U.S. LIBOR + 0.650% 0.8266% 10/16/40 (a)(b)	1,533	1,557
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 0.7336% 3/20/60 (a)(b)(j)	15,126	15,131
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.5136% 7/20/60 (a)(b)(j)	9,853	9,797
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.4781% 9/20/60 (a)(b)(j)	11,753	11,680
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.4781% 8/20/60 (a)(b)(j)	12,223	12,150
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 0.5581% 12/20/60 (a)(b)(j)	4,281	4,263
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 0.6781% 12/20/60 (a)(b)(j)	5,911	5,906
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 0.6781% 2/20/61 (a)(b)(j)	2,226	2,225
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 0.6681% 2/20/61 (a)(b)(j)	12,745	12,735
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.6781% 4/20/61 (a)(b)(j)	4,805	4,801
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 0.6781% 5/20/61 (a)(b)(j)	6,395	6,390
Class FC, 1 month U.S. LIBOR + 0.500% 0.6781% 5/20/61 (a)(b)(j)	5,546	5,542
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 0.7081% 6/20/61 (a)(b)(j)	6,813	6,812
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 0.7781% 10/20/61 (a)(b)(j)	7,762	7,774
Series 2012-48 Class FA, 1 month U.S. LIBOR + 0.350% 0.5266% 4/16/42 (a)(b)	533	533
Series 2012-76 Class GF 1 month U.S. LIBOR + 0.300% 0.4766% 6/16/42 (a)(b)	607	609
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 0.8781% 11/20/61 (a)(b)(j)	7,461	7,490
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 0.8781% 1/20/62 (a)(b)(j)	4,937	4,955
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 0.8081% 1/20/62 (a)(b)(j)	7,078	7,094
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 0.8081% 3/20/62 (a)(b)(j)	4,560	4,568
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.8281% 5/20/61 (a)(b)(j)	110	111
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 0.7081% 7/20/60 (a)(b)(j)	207	207
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 0.4581% 5/20/63 (a)(b)(j)	159	159
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 0.3781% 4/20/63 (a)(b)(j)	248	247
Series 2016-12 Class FA, 1 month U.S. LIBOR + 0.350% 0.5368% 1/20/46 (a)(b)	2,050	2,047
Series 2019-143 Class CF, 1 month U.S. LIBOR + 0.450% 0.6368% 11/20/49 (a)(b)	74,594	74,842
Series 2019-42 Class FK, 1 month U.S. LIBOR + 0.450% 0.6368% 4/20/49 (a)(b)	11,790	11,845
floater planned amortization class:
Series 2020-18 Class GF, 1 month U.S. LIBOR + 0.450% 0.6368% 2/20/50 (a)(b)	24,946	25,006
Series 2020-76 Class KF, 1 month U.S. LIBOR + 0.400% 0.5868% 5/20/50 (a)(b)	62,068	62,053
planned amortization class:
Series 2003-74 Class PZ, 5.5% 8/20/33	4,428	5,060
Series 2004-19 Class DP, 5.5% 3/20/34	12	13
Series 2005-24 Class TC, 5.5% 3/20/35	3,451	3,873
Series 2005-57 Class PB, 5.5% 7/20/35	5,302	6,070
Series 2006-50 Class JC, 5% 6/20/36	1,612	1,733
Series 2010-117 Class E, 3% 10/20/39	5,113	5,219
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.6265% 12/20/40 (a)(i)	5,065	6,100
Series 2010-160 Class MX, 4.5% 8/20/39	3,559	3,649
Series 2011-136 Class WI, 4.5% 5/20/40 (h)	1,077	62
Series 2015-24 Class PI, 3.5% 2/20/45 (h)	17,262	2,514
Series 2016-69 Class WA, 3% 2/20/46	2,476	2,626
Series 2017-134 Class BA, 2.5% 11/20/46	856	897
Series 2017-139 Class K, 3% 8/20/47	40,294	42,292
Series 2017-153 Class GA, 3% 9/20/47	6,286	6,648
Series 2017-182 Class KA, 3% 10/20/47	5,893	6,220
Series 2018-13 Class Q, 3% 4/20/47	7,802	8,186
sequential payer:
Series 2002-42 Class ZA, 6% 6/20/32	389	451
Series 2003-75 Class ZA, 5.5% 9/20/33	1,514	1,727
Series 2004-24 Class ZM, 5% 4/20/34	3,268	3,733
Series 2004-46 Class BZ, 6% 6/20/34	1,913	2,298
Series 2004-86 Class G, 6% 10/20/34	6,273	7,850
Series 2005-26 Class ZA, 5.5% 1/20/35	14,379	16,483
Series 2005-28 Class AJ, 5.5% 4/20/35	720	728
Series 2005-47 Class ZY, 6% 6/20/35	9,865	11,427
Series 2005-6 Class EX, 5.5% 11/20/34	1,001	1,230
Series 2005-82 Class JV, 5% 6/20/35	2,845	3,210
Series 2006-2 Class Z, 5.5% 1/20/36	6,420	7,370
Series 2010-160 Class DY, 4% 12/20/40	33,490	37,056
Series 2010-168 Class BG, 4% 4/20/40	8,855	9,949
Series 2010-170 Class B, 4% 12/20/40	5,295	5,860
Series 2011-21 Class SB, 9.500% - 1 month U.S. LIBOR 9.1467% 2/16/41 (a)(i)	11,199	13,633
Series 2011-29 Class BV, 5% 5/20/40	10,483	10,975
Series 2011-72 Class SE, 7.420% - 1 month U.S. LIBOR 7.1727% 5/16/41 (a)(i)	21,985	25,378
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 0.8281% 11/20/65 (a)(b)(j)	202	202
Series 2017-139 Class BA, 3% 9/20/47	11,699	12,586
Series 2018-H12 Class HA, 3.25% 8/20/68 (j)	22,147	24,075
Series 2004-32:
Class GS, 6.500% - 1 month U.S. LIBOR 6.3234% 5/16/34 (a)(h)(i)	350	75
Class SG, 6.500% - 1 month U.S. LIBOR 6.3133% 3/20/33 (a)(h)(i)	5,169	993
Series 2004-59 Class SC, 7.200% - 1 month U.S. LIBOR 7.0234% 8/16/34 (a)(h)(i)	1,994	518
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 7.0234% 8/17/34 (a)(h)(i)	640	163
Series 2005-13 Class SA, 6.800% - 1 month U.S. LIBOR 6.6133% 2/20/35 (a)(h)(i)	3,693	845
Series 2005-6 Class EY, 5.5% 11/20/33	1,016	1,252
Series 2005-82 Class NS, 6.300% - 1 month U.S. LIBOR 6.1133% 7/20/34 (a)(h)(i)	3,783	839
Series 2006-13 Class DS, 11.100% - 1 month U.S. LIBOR 10.8199% 3/20/36 (a)(i)	3,789	4,943
Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 39.1402% 6/16/37 (a)(i)	1,044	2,033
Series 2009-13 Class E, 4.5% 3/16/39	3,093	3,324
Series 2009-42 Class AY, 5% 6/16/37	2,155	2,421
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 5.7734% 2/16/40 (a)(h)(i)	2,649	503
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 0.5136% 5/20/60 (a)(b)(j)	6,423	6,386
Series 2011-52 Class HI, 7% 4/16/41 (h)	507	104
Series 2011-54 Class SA, 6.000% - 1 month U.S. LIBOR 5.8133% 4/20/41 (a)(h)(i)	6,716	1,226
Series 2012-103 Class IL, 3% 8/20/27 (h)	21,405	1,364
Series 2012-64 Class KI, 3.5% 11/20/36 (h)	581	7
Series 2012-75 Class SA, 6.050% - 1 month U.S. LIBOR 5.8633% 6/20/42 (a)(h)(i)	11,732	2,479
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 6.5234% 6/16/42 (a)(h)(i)	1,843	430
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 8.4177% 4/20/39 (a)(i)	831	866
Class ST, 8.800% - 1 month U.S. LIBOR 8.551% 8/20/39 (a)(i)	3,315	3,415
Series 2013-149 Class MA, 2.5% 5/20/40	36,869	38,610
Series 2013-182 Class IQ, 4.5% 12/16/43 (h)	6,021	1,008
Series 2013-39 Class GS, 9.500% - 1 month U.S. LIBOR 9.1265% 3/20/41 (a)(i)	27,899	33,588
Series 2014-133 Class IB, 5% 9/20/44 (h)	5,778	988
Series 2014-146 Class EI, 5% 10/20/44 (h)	10,992	1,882
Series 2014-154 Class IO, 5% 10/20/44 (h)	2,231	381
Series 2014-158 Class ID, 5% 10/20/44 (h)	9,452	1,707
Series 2014-178 Class IO, 5% 11/20/44 (h)	13,867	2,381
Series 2014-2 Class BA, 3% 1/20/44	6,745	7,295
Series 2014-21 Class HA, 3% 2/20/44	2,918	3,092
Series 2014-25 Class HC, 3% 2/20/44	4,563	4,995
Series 2014-5 Class A, 3% 1/20/44	4,106	4,417
Series 2015-117 Class KI, 5% 8/20/45 (h)	13,682	2,359
Series 2015-14 Class IO, 5% 10/20/44 (h)	15,384	2,653
Series 2015-79 Class IC, 5% 5/20/45 (h)	7,299	1,268
Series 2015-H21:
Class HZ, 4.3314% 6/20/63 (a)(j)	6,052	6,254
Class JZ, 4.237% 6/20/65 (a)(j)	1,248	1,312
Series 2016-146 Class AL, 5.848% 5/20/40 (a)	3,786	4,466
Series 2016-17 Class A, 3% 2/16/46	24,501	26,543
Series 2016-171 Class BI, 5% 10/20/44 (h)	13,407	2,292
Series 2017-186 Class HK, 3% 11/16/45	13,423	14,365
Series 2017-75 Class PT, 5.7164% 4/20/47 (a)	17,329	20,438
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.52% 8/20/66 (a)(b)(j)	20,031	19,832
		864,055
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $839,519)		864,055

Commercial Mortgage Securities - 0.0%
Ginnie Mae guaranteed Multi-family REMIC pass-thru securities:
sequential payer Series 2001-58 Class X, 0.4902% 9/16/41 (a)(h)	797	0
Series 2001-12 Class X, 0.643% 7/16/40 (a)(h)	117	0
Ginnie Mae guaranteed REMIC pass-thru certificates:
sequential payer Series 2002-81 Class IO, 0.8643% 9/16/42 (a)(h)	2,820	17
Series 2002-62 Class IO, 1.0845% 8/16/42 (a)(h)	1,756	3
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $6,221)		20
	Shares	Value (000s)

Money Market Funds - 15.4%
Fidelity Cash Central Fund 0.14% (k)
(Cost $663,919)	663,778,120	663,977

Purchased Swaptions - 0.2%
	Expiration Date	Notional Amount (000s)	Value (000s)
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.7375% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/20/24	50,700	$404
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.78% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/15/24	50,900	399
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to pay semi-annually a fixed rate of 2.313% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	19,900	70

TOTAL PUT OPTIONS			873

Call Options - 0.2%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.7375% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/20/24	50,700	2,965
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.78% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/15/24	50,900	3,059
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to receive semi-annually a fixed rate of 2.313% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	19,900	1,676

TOTAL CALL OPTIONS			7,700

TOTAL PURCHASED SWAPTIONS
(Cost $6,940)			8,573
TOTAL INVESTMENT IN SECURITIES - 112.3%
(Cost $4,692,270)			4,833,461
NET OTHER ASSETS (LIABILITIES) - (12.3)%			(530,593)
NET ASSETS - 100%			$4,302,868

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Ginnie Mae
3% 8/1/50	$(1,600)	$(1,692)
3% 8/1/50	(26,500)	(28,021)

TOTAL GINNIE MAE		(29,713)

Uniform Mortgage Backed Securities
2.5% 8/1/50	(3,500)	(3,677)
3% 8/1/50	(15,850)	(16,769)
3% 8/1/50	(111,200)	(117,650)
3.5% 8/1/50	(10,700)	(11,282)
3.5% 8/1/50	(60,000)	(63,263)
3.5% 8/1/50	(12,650)	(13,338)
3.5% 8/1/50	(11,550)	(12,178)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(238,157)

TOTAL TBA SALE COMMITMENTS
(Proceeds $267,641)		$(267,870)

Written Swaptions
	Expiration Date	Notional Amount	Value (000s)
Put Swaptions
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.395% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/24/25	13,100	$(179)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.57% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/20/25	64,700	(735)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.775% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/3/24	1,500	(13)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.92% and receive quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/8/25	8,000	(60)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.97% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/1/24	11,000	(63)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.487% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2030	10/2/20	69,500	(2)
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay semi-annually a fixed rate of 1.684% and receive quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/27/25	58,000	(570)

TOTAL PUT SWAPTIONS			(1,622)

Call Swaptions
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.395% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/24/25	13,100	(589)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.57% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/20/25	64,700	(3,323)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.775% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/3/24	1,500	(89)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.92% and pay quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/8/25	8,000	(523)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.97% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/1/24	11,000	(754)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.487% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2030	10/2/20	69,500	(6,524)
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive semi-annually a fixed rate of 1.684% and pay quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/27/25	58,000	(3,240)

TOTAL CALL SWAPTIONS			(15,042)

TOTAL WRITTEN SWAPTIONS			$(16,664)

For the period, the average monthly notional amount at value for written swaptions in the aggregate was $469,400,000.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	174	Sept. 2020	$38,451	$23	$23
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	4,797	Sept. 2020	671,955	(5,591)	(5,591)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	1,670	Sept. 2020	210,629	(1,112)	(1,112)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	139	Sept. 2020	25,337	(49)	(49)

Total Sold					(6,752)

TOTAL FUTURES CONTRACTS					$(6,729)

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

The notional amount of futures sold as a percentage of Net Assets is 21.1%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $746,770,000.

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront Premium Received/(Paid) (000s)(2)	Unrealized Appreciation/(Depreciation) (000s)
Interest Rate Swaps
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2022	$62,178	$99	$0	$99
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2025	49,846	2,064	0	2,064
0.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2027	3,805	39	0	39
0.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2030	47,378	716	0	716
3-month LIBOR(3)	Quarterly	0.75%	Semi - annual	LCH	Sep. 2050	67	(4)	0	(4)

TOTAL INTEREST RATE SWAPS							$2,914	$0	$2,914

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $2,913,000.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $10,818,000.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $4,674,000.

 (g) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $311,000.

 (h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (i) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (j) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,901
Total	$1,901

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $136,452,000. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $2,419,999,000 and $1,892,502,000, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
U.S. Government Agency - Mortgage Securities	$3,296,836	$--	$3,296,836	$--
Collateralized Mortgage Obligations	864,055	--	864,055	--
Commercial Mortgage Securities	20	--	20	--
Money Market Funds	663,977	663,977	--	--
Purchased Swaptions	8,573	--	8,573	--
Total Investments in Securities:	$4,833,461	$663,977	$4,169,484	$--
Derivative Instruments:
Assets
Futures Contracts	$23	$23	$--	$--
Swaps	2,918	--	2,918	--
Total Assets	$2,941	$23	$2,918	$--
Liabilities
Futures Contracts	$(6,752)	$(6,752)	$--	$--
Swaps	(4)	--	(4)	--
Written Swaptions	(16,664)	--	(16,664)	--
Total Liabilities	$(23,420)	$(6,752)	$(16,668)	$--
Total Derivative Instruments:	$(20,479)	$(6,729)	$(13,750)	$--
Other Financial Instruments:
TBA Sale Commitments	$(267,870)	$--	$(267,870)	$--
Total Other Financial Instruments:	$(267,870)	$--	$(267,870)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$23	$(6,752)
Purchased Swaptions(b)	8,573	0
Swaps(c)	2,918	(4)
Written Swaptions(d)	0	(16,664)
Total Interest Rate Risk	11,514	(23,420)
Total Value of Derivatives	$11,514	$(23,420)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (d) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		July 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,028,351)	$4,169,484
Fidelity Central Funds (cost $663,919)	663,977
Total Investment in Securities (cost $4,692,270)		$4,833,461
Receivable for investments sold		52
Receivable for premium on written options		12,623
Receivable for TBA sale commitments		267,641
Receivable for fund shares sold		3,041
Interest receivable		10,107
Distributions receivable from Fidelity Central Funds		83
Receivable for daily variation margin on centrally cleared OTC swaps		81
Other receivables		47
Total assets		5,127,136
Liabilities
Payable for investments purchased
Regular delivery	$129,167
Delayed delivery	405,271
TBA sale commitments, at value	267,870
Payable for fund shares redeemed	2,696
Distributions payable	533
Accrued management fee	1,072
Payable for daily variation margin on futures contracts	409
Written options, at value (premium receivable $12,623)	16,664
Other affiliated payables	534
Other payables and accrued expenses	52
Total liabilities		824,268
Net Assets		$4,302,868
Net Assets consist of:
Paid in capital		$4,216,162
Total accumulated earnings (loss)		86,706
Net Assets		$4,302,868
Net Asset Value, offering price and redemption price per share ($4,302,868 ÷ 364,743 shares)		$11.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2020
Investment Income
Interest		100,272
Income from Fidelity Central Funds		1,901
Total income		102,173
Expenses
Management fee	$12,759
Transfer agent fees	4,230
Fund wide operations fee	2,032
Independent trustees' fees and expenses	15
Commitment fees	11
Total expenses before reductions	19,047
Expense reductions	(3)
Total expenses after reductions		19,044
Net investment income (loss)		83,129
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	68,309
Fidelity Central Funds	(29)
Futures contracts	(42,619)
Swaps	(1,761)
Written options	(3,783)
Total net realized gain (loss)		20,117
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	91,414
Fidelity Central Funds	57
Futures contracts	(2,319)
Swaps	2,110
Written options	(2,869)
Delayed delivery commitments	263
Total change in net unrealized appreciation (depreciation)		88,656
Net gain (loss)		108,773
Net increase (decrease) in net assets resulting from operations		$191,902

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$83,129	$106,920
Net realized gain (loss)	20,117	(23,373)
Change in net unrealized appreciation (depreciation)	88,656	155,703
Net increase (decrease) in net assets resulting from operations	191,902	239,250
Distributions to shareholders	(89,664)	(99,743)
Share transactions
Proceeds from sales of shares	1,123,989	467,925
Reinvestment of distributions	80,217	89,165
Cost of shares redeemed	(1,175,971)	(845,030)
Net increase (decrease) in net assets resulting from share transactions	28,235	(287,940)
Total increase (decrease) in net assets	130,473	(148,433)
Net Assets
Beginning of period	4,172,395	4,320,828
End of period	$4,302,868	$4,172,395
Other Information
Shares
Sold	96,351	41,399
Issued in reinvestment of distributions	6,888	7,913
Redeemed	(100,992)	(75,482)
Net increase (decrease)	2,247	(26,170)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity GNMA Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.51	$11.12	$11.45	$11.70	$11.63
Income from Investment Operations
Net investment income (loss)A	.229	.292	.257	.235	.245
Net realized and unrealized gain (loss)	.307	.371	(.337)	(.215)	.128
Total from investment operations	.536	.663	(.080)	.020	.373
Distributions from net investment income	(.246)	(.273)	(.250)	(.224)	(.244)
Distributions from net realized gain	–	–	–	(.041)	(.059)
Distributions from tax return of capital	–	–	–	(.005)	–
Total distributions	(.246)	(.273)	(.250)	(.270)	(.303)
Net asset value, end of period	$11.80	$11.51	$11.12	$11.45	$11.70
Total ReturnB	4.71%	6.04%	(.71)%	.19%	3.26%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.96%	2.60%	2.28%	2.04%	2.11%
Supplemental Data
Net assets, end of period (in millions)	$4,303	$4,172	$4,321	$5,216	$6,375
Portfolio turnover rateE	561%	420%	252%	270%	304%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity GNMA Fund (the Fund) is a fund of Fidelity Income Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $46 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$156,145
Gross unrealized depreciation	(32,470)
Net unrealized appreciation (depreciation)	$123,675
Tax Cost	$4,695,808

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(36,160)
Net unrealized appreciation (depreciation) on securities and other investments	$123,674

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(36,160)

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$89,664	$ 99,743

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$(42,619)	$(2,319)
Purchased Options	4,662	1,232
Swaps	(1,761)	2,110
Written Options	(3,783)	(2,869)
Totals	$(43,501)	$(1,846)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity GNMA Fund	6,471,176	6,484,120

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund level expenses (which do not include transfer agent, compensation of the independent Trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% of the Fund's average net assets less the total amount of the management fee. The FWOE paid by the Fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fee was equivalent to an annual rate of .05% of average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $36.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity GNMA Fund	$11

During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Income Fund and Shareholders of Fidelity GNMA Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity GNMA Fund (one of the funds constituting Fidelity Income Fund, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity GNMA Fund	.45%
Actual		$1,000.00	$1,028.20	$2.27
Hypothetical-C		$1,000.00	$1,022.63	$2.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.45% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $45,014,122 of distributions paid during the period January 01, 2020 to July 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

MOG-ANN-0920
1.930526.109

Item 2.

Code of Ethics

As of the end of the period, July 31, 2020, Fidelity Income Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity GNMA Fund (the “Fund”):

Services Billed by PwC

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity GNMA Fund	$90,500	$8,000	$13,100	$4,400

July 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity GNMA Fund	$102,000	$8,400	$6,100	$4,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	July 31, 2020A	July 31, 2019A
Audit-Related Fees	$9,030,200	$7,890,000
Tax Fees	$20,800	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2020A	July 31, 2019A
PwC	$14,324,100	$12,390,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Income Fund

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	September 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	September 21, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2020